UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	RFL	New York Stock Exchange

Item 8.01 Other Events.

On January 22, 2021, Pharma Holdings, LLC (the “Subsidiary”), a 90%-owned subsidiary of Rafael Holdings, Inc. (the “Company”), partially exercised a warrant (the “Warrant”) to purchase Series D Convertible Preferred Stock of Rafael Pharmaceuticals, Inc. (“Rafael Pharmaceuticals”). The Subsidiary purchased 7,298,950 shares of Rafael Pharmaceuticals’ Series D Convertible Preferred Stock for $9,123,687.50. The Warrant is exercisable for up to 56.0% of the equity of Rafael Pharmaceuticals. Commensurate with its interest in the Subsidiary, the Company funded 90% of the aggregate exercise price.

Following the exercise, the Company and its subsidiaries collectively own securities representing 51.0% of the outstanding capital stock of Rafael Pharmaceuticals and 41.1% of the capital stock on a fully diluted basis (excluding the remainder of the Warrant). The exercise allowed the Company to maintain its ownership of majority of the outstanding capital stock of Rafael Pharmaceuticals (and to increase the Company’s position in Rafael Pharmaceuticals on a fully diluted basis (excluding the remainder of the Warrant)) in light of issuances of Rafael Pharmaceuticals equity securities to third parties stockholders, including due to warrant exercises by these stockholders.

Rafael Pharmaceuticals may also issue additional equity interests which would require us to further exercise the Warrant to purchase additional shares in order to maintain our ownership percentages, and would increase the cost of our exercising the Warrant in full. Additional issuances by Rafael Pharmaceuticals could include, without limitation, employee stock options, “Bonus Shares” for an additional 10% of the fully diluted capital stock of Rafael Pharmaceuticals at the time of issuance that are issuable upon the satisfaction of certain milestones, and additional shares of its common stock representing 12% of the issued and outstanding shares of Rafael Pharmaceuticals under a line of credit agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ David Polinsky
Name: David Polinsky
Title: Chief Financial Officer

Dated: January 28, 2021

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